                                                                     EXHIBIT 4.6

--------------------------------------------------------------------------------

                               ISPAT INLAND INC.

                                       TO

                              THE BANK OF NEW YORK

                                      and

                                 LOUIS P. YOUNG
                                  As Trustees

                               ------------------

                           Thirty-Eighth Supplemental

                                   Indenture

                               ------------------


                           DATED AS OF MARCH 25, 2004

--------------------------------------------------------------------------------

         THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated as of March 25, 2004 made by ISPAT INLAND INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company"), party of the first part, to THE BANK OF NEW YORK, a New York banking corporation having its office in the City of New York, State of New York (hereinafter sometimes called the "Corporate Trustee"), and LOUIS P. YOUNG, of the City of Plainview, State of New York (hereinafter sometimes called the "Individual Trustee"), as Trustees under the First Mortgage from the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees, dated April 1, 1928, parties of the second part (the Corporate Trustee and the Individual Trustee being hereinafter collectively sometimes called the "Trustees");

         WHEREAS, the Company (formerly known as "Inland Steel Company") heretofore executed and delivered to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (the Corporate Trustee being the successor corporate trustee to said First Trust and Savings Bank and the Individual Trustee being the successor individual trustee to said Melvin A. Traylor), its First Mortgage Indenture, dated April 1, 1928 (the term "First Mortgage" wherever used herein meaning and including, unless the context shall otherwise require, said First Mortgage Indenture, dated April 1, 1928, as amended, and all indentures supplemental thereto), to secure the payment of the principal of and interest on bonds of the Company to be known as the "First Mortgage Bonds" of the Company (hereinafter sometimes called the "Bonds"); and

         WHEREAS, there have heretofore been authenticated and delivered by the Corporate Trustee (or its predecessor) under the First Mortgage (a) $30,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series A, dated April 1, 1928 and maturing April 1, 1978, and
(b) $15,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, dated February 1, 1931 and maturing February 1, 1981, and (c) $10,000,000 aggregate principal amount of First Mortgage Three Per Cent. Serial Bonds, Series C, dated January 1, 1936 and maturing serially in the principal amount of $1,000,000 on January 1 of each year from 1937 to 1946 (inclusive), and (d) $35,000,000 aggregate principal amount of First Mortgage 3-3/4% Bonds, Series D, dated February 1, 1936 and maturing February 1, 1961, and (e) $10,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series E, dated January 15, 1937 and maturing January 15, 1952, and (f) $36,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series F, dated April 1, 1940 and maturing April 1, 1961, and (g) $50,000,000 aggregate principal amount of First Mortgage 2.65% Bonds, Series G, dated November 1, 1946 and maturing November 1, 1976, and (h) $20,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series H, dated August 1, 1948 and maturing August 1, 1978, and (i) $25,000,000 aggregate principal amount of First Mortgage 3.20% Bonds, Series I, dated March 1, 1952 and maturing March 1, 1982, and (j) $50,000,000 aggregate principal amount of First Mortgage 3-1/2% Bonds, Series J, dated July 1, 1956 and maturing July 1, 1981, and (k) $50,000,000 aggregate principal amount of First Mortgage 4-3/8% Bonds, Series K, dated July 1, 1957 and maturing July 1, 1987, and (l) $50,000,000 aggregate principal amount of First Mortgage 4-l/2% Bonds, Series L, dated February 1, 1959 and maturing February 1, 1989, and (m) $50,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Series M, dated December 1, 1967 and maturing December 1, 1992, and (n) $50,000,000 aggregate principal amount of First Mortgage 7% Bonds, Series N, dated April 15, 1969 and maturing April 15, 1974, and (o) $100,000,000 aggregate principal amount of First Mortgage 8-3/4% Bonds, Series 0, dated July 15, 1970 and maturing July 15, 1995, and (p) $75,000,000 aggregate principal amount of First Mortgage 8-7/8% Bonds, Series P, dated April 15, 1974 and maturing April 15, 1999, and (q) $100,000,000 aggregate principal amount of First Mortgage 9-1/2% Bonds, Series Q, dated September 1, 1975 and maturing September 1, 2000, and (r) $125,000,000 aggregate principal amount of First Mortgage 7.90% Bonds, Series R, dated January 15, 1977 and maturing January 15, 2007, and (s) $26,500,000 aggregate principal amount of First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, dated February 1, 1977 and maturing February 1, 2007, and (t) $52,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Pollution Control Series 1978, dated May 15, 1978 and maturing May 15, 2008, and (u) $150,000,000 aggregate principal amount of First Mortgage 11-1/4% Bonds, Series S, dated June 1, 1980 and maturing June 1, 1990, and (v) $20,000,000 aggregate principal amount of First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, dated October 15, 1980 and maturing October 1, 1983, and (w) $25,000,000 aggregate principal amount of First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, dated October 15, 1980 and maturing October 1, 2000, and (x) $5,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1980 C, dated October 15, 1980 and maturing October 1, 2010, and
(y) $10,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1982 A, dated December 1, 1982 and maturing December 1, 2012, and (z) $17,000,000 aggregate principal amount of First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B, dated December 1, 1982 and maturing December 1, 2012, and (aa) $125,000,000 aggregate principal amount of First Mortgage 12% Bonds, Series T, dated December 1, 1991 and maturing December 1, 1998; and (bb) $40,000,000 aggregate principal amount of First Mortgage 6.80% Bonds, Pollution Control Series 1993, dated June 1, 1993 and maturing June 1, 2013; and (cc) $17,000,000 aggregate principal amount of First Mortgage 6.85% Term Bonds, Pollution Control Series 1995, dated June 1, 1995 and maturing December 1, 2012, and (dd) $700,000,000 aggregate principal amount of Series U First Mortgage Bonds dated July 16, 1998 and maturing July 16, 2005 (with respect to $350,000,000 aggregate principal amount) and July 16, 2006 (with respect to the remaining $350,000,000 aggregate principal amount), and
(ee) $160,000,000 aggregate principal amount of Series V First Mortgage Bonds dated July 16, 1998, and (ff) $15,000,000 aggregate principal amount of Series W First Mortgage Bonds dated July 16, 1998 (said Series U First Mortgage Bonds, Series V First Mortgage Bonds and Series W First Mortgage Bonds referred to in
(dd), (ee) and (ff) having been pledged to the Collateral Agent (as hereinafter defined) as security for the obligations of the Company and other affiliated companies under the Bank Credit Agreement (as hereinafter defined) and (gg) $160,000,000 aggregate principal amount of Series X First Mortgage Bonds dated July 9, 2003;

         WHEREAS, (a) all of said Series A Bonds, Series B Bonds, Series C Bonds, Series D Bonds, Series E Bonds, Series F Bonds, Series G Bonds, Series H Bonds, Series I Bonds, Series J Bonds, Series K Bonds, Series L Bonds, Series M Bonds, Series N Bonds, Series O Bonds, Series P Bonds, Series Q Bonds, Series S Bonds, Series T Bonds, Series U Bonds, Series V Bonds, Series W Bonds, Series 1978 Bonds, Series 1980A Bonds, Series 1980B Bonds, Series 1980C Bonds, Series 1982A Bonds and Series 1982B Bonds were duly purchased and retired, or were duly called for redemption and funds sufficient to redeem the same were, prior to the respective redemption dates, duly deposited with the Corporate Trustee under the First Mortgage; and (b) on or prior to March 25, 2004, Bonds of other outstanding Series in respective aggregate principal amounts as follows have been duly purchased for sinking fund and duly retired or duly called for redemption for sinking fund and funds sufficient to redeem the same duly deposited with the Corporate Trustee under the First Mortgage or retired at maturity: Series R Bonds -- $97,100,000 and Pollution Control Series 1977 Bonds -- $8,000,000;

         WHEREAS, (a) under date of February 1, 1931, the Company executed, acknowledged and delivered a Supplemental Indenture to provide for the creation of its First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, and (b) under date of February 20, 1931, the Company executed, acknowledged and delivered a Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (c) under date of February 18, 1933, the Company executed, acknowledged and delivered a Third Supplemental Indenture to effect the exchange of certain mortgaged property, and
(d) under date of December 16, 1935, the Company executed, acknowledged and delivered a Fourth Supplemental Indenture to provide for the creation of its First Mortgage Three Per Cent. Serial Bonds, Series C, and for certain amendments to the First Mortgage, and (e) under date of January 15, 1936, the Company executed, acknowledged and delivered a Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3-3/4% Bonds, Series D, and for a further amendment to the First Mortgage (which such amendment to the First Mortgage was superseded by amendments to the First Mortgage made by the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture hereinafter referred to), and (f) under date of June 2, 1936, the Company executed, acknowledged and delivered a Sixth Supplemental Indenture to effect the exchange of certain mortgaged property, and (g) under date of October 19, 1936, the Company executed, acknowledged and delivered a Seventh Supplemental Indenture to effect the exchange of certain mortgaged property, and (h) under date of January 15, 1937, the Company executed, acknowledged and delivered an Eighth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series E, and for a further amendment to the First Mortgage (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (i) under date of March 1, 1940, the Company executed, acknowledged and delivered a Ninth Supplemental Indenture to provide for further amendments to the First Mortgage, and (j) under date of March 15, 1940, the Company executed, acknowledged and delivered a Tenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3% Bonds, Series F, and for a further amendment to the First Mortgage and an amendment to said Eighth Supplemental Indenture (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (k) under date of January 15, 1945, the Company executed, acknowledged and delivered an Eleventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (l) under date of November 1, 1946, the Company executed, acknowledged and delivered a Twelfth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 2.65% Bonds, Series G, and for further amendments to the First Mortgage, and (m) under date of July 1, 1948, the Company executed, acknowledged and delivered a Thirteenth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series H, and (n) under date of February 1, 1952, the Company executed, acknowledged and delivered a Fourteenth Supplemental Indenture to effect the exchange of certain mortgaged property, and (o) under date of March 1, 1952, the Company executed, acknowledged and delivered a Fifteenth Supplemental Indenture to provide for the creation of its First Mortgage 3.20% Bonds, Series I, and for further amendments to the First Mortgage, and (p) under date of July 1, 1956, the Company executed, acknowledged and delivered a Sixteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3-1/2% Bonds, Series J, and for further amendments to the First Mortgage, and (q) under date of July 1, 1957, the Company executed, acknowledged and delivered a Seventeenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-3/8% Bonds, Series K, and for a further amendment to the First Mortgage, and (r) under date of January 15, 1959, the Company executed, acknowledged and delivered an Eighteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-1/2% Bonds, Series L, and for further amendments to the First Mortgage, and (s) under date of December 1, 1967, the Company executed, acknowledged and delivered a Nineteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 6-1/2% Bonds, Series M, and for further amendments to the First Mortgage, and (t) under date of April 15, 1969, the Company executed, acknowledged and delivered a Twentieth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7% Bonds, Series N, and (u) under date of July 15, 1970, the Company executed, acknowledged and delivered a Twenty-First Supplemental Indenture to provide for the creation of its First Mortgage 8-3/4% Bonds, Series 0, and for a further amendment to the First Mortgage, and (v) under date of April 15, 1974, the Company executed, acknowledged and delivered a Twenty-Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 8-7/8% Bonds, Series P, and for a further amendment to the First Mortgage, and (w) under date of September 1, 1975, the Company executed, acknowledged and delivered a Twenty-Third Supplemental Indenture to subject to the lien of the First Mortgage certain additional properties and to provide for the creation of its First Mortgage 9-1/2% Bonds, Series Q, and (x) under date of January 15, 1977, the Company executed, acknowledged and delivered a Twenty-Fourth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7.90% Bonds, Series R, and to provide for the future modification of certain provisions of the First Mortgage, and (y) under date of February 1, 1977, the Company executed, acknowledged and delivered a Twenty-Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, and to provide for the future modification of certain provisions of the First Mortgage, and (z) under date of February 1, 1977, the Company executed, acknowledged and delivered a Restated Twenty-Fifth Supplemental Indenture amending and restating said Twenty-Fifth Supplemental Indenture, and (aa) under date of May 15, 1978, the Company executed, acknowledged and delivered a Twenty-Sixth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 6-1/2% Bonds, Pollution Control Series 1978 and to provide for the future modification of certain provisions of the First Mortgage, and (bb) under date of June 1, 1980, the Company executed, acknowledged and delivered a Twenty-Seventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 11-1/4% Bonds, Series S, and to provide for the future modification of certain provisions of the First Mortgage, and (cc) under date of October 15, 1980, the Company executed, acknowledged and delivered a Twenty-Eighth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, its First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, and its First Mortgage 10% Bonds, Pollution Control Series 1980 C, and to provide for the future modification of certain provisions of the First Mortgage, and (dd) under date of December 1, 1982, the Company executed, acknowledged and delivered a Twenty-Ninth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 10% Bonds, Pollution Control Series 1982 A, and its First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B, and to provide for the future modification of certain provisions of the First Mortgage, and (ee) under date of November 30, 1983, the Company executed, acknowledged and delivered a Thirtieth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (ff) under date of December 1, 1991, the Company executed, acknowledged and delivered a Thirty-First Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 12% Bonds, Series T, and to provide for the future modification of certain provisions of the First Mortgage, and (gg) under date of June 1, 1993, the Company executed, acknowledged, and delivered a Thirty-Second Supplemental Indenture to provide for the creation of its First Mortgage 6.80% Bonds, Pollution Control Series 1993 and to provide for the future modification of certain provisions of the First Mortgage, and (hh) under date of June 1, 1995, the Company executed, acknowledged, and delivered a Thirty-Third Supplemental Indenture to provide for the creation of its First Mortgage 6.85% Term Bonds, Pollution Control Series 1995 and to provide for the future modification of certain provisions of the First Mortgage, and (ii) under date of August 1, 1995, the Company executed, acknowledged and delivered a Thirty-Fourth Supplemental Indenture to provide for the modification of certain provisions of the First Mortgage, and (jj) under date of July 29, 1996, the Company executed, acknowledged and delivered a Thirty-Fifth Supplemental Indenture to modify the First Mortgage to delete certain covenants applicable to the Company's Series T Bonds, and (kk) under date of July 16, 1998, the Company executed, acknowledged and delivered a Thirty-Sixth Supplemental Indenture to provide for the creation of its Series U First Mortgage Bonds, Series V First Mortgage Bonds and Series W First Mortgage Bonds and to provide for the modification of certain provisions of the First Mortgage, and (ll) under date of July 9, 2003, the Company executed, acknowledged and delivered a Thirty-Seventh Supplemental Indenture to provide for the creation of its Series X Bonds and to provide for the modification of certain provisions of the First Mortgage; and

         WHEREAS, (a) said First Mortgage Indenture, dated April 1, 1928, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota, and Raleigh County, West Virginia, and (b) said Supplemental Indenture, dated February 1, 1931, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Crow Wing County, Minnesota, and St. Louis County, Minnesota, and (c) said Second Supplemental Indenture has been duly recorded or registered in the offices of the proper public officials of Lake County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Marquette County, Michigan and St. Louis County, Minnesota, and (d) said Third Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Floyd County, Kentucky and (e) said Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (f) said Fifth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (g) said Sixth Supplemental Indenture and said Seventh Supplemental Indenture have been duly recorded or registered in the offices of the proper public officials of Floyd County, Kentucky and Knott County, Kentucky, and (h) said Eighth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been recorded or registered, and (i) said Ninth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (j) said Tenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been recorded or registered, and (k) said Eleventh Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana, and (l) said Twelfth Supplemental Indenture and said Thirteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (m) said Fourteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Raleigh County, West Virginia, and (n) said Fifteenth Supplemental Indenture, said Sixteenth Supplemental Indenture, said Seventeenth Supplemental Indenture, and said Eighteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (o) said Nineteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (p) said Twentieth Supplemental Indenture, said Twenty-First Supplemental Indenture, and said Twenty-Second Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (q) said Twenty-Third Supplemental Indenture, said Twenty-Fourth Supplemental Indenture, said Twenty-Fifth Supplemental Indenture, said Restated Twenty-Fifth Supplemental Indenture, said Twenty-Sixth Supplemental Indenture, said Twenty-Seventh Supplemental Indenture, and said Twenty-Eighth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota, and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (r) said Twenty-Ninth Supplemental Indenture and said Thirtieth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Jefferson County,

Illinois, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota, and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (s) said Thirty-First Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (t) said Thirty-Second Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (u) said Thirty-Third Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and
(v) said Thirty-Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (w) said Thirty-Fifth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, (x) said Thirty-Sixth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (y) said Thirty-Seventh Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded; and

         WHEREAS, in Article One of the First Mortgage it is provided in substance, among other things, that the Bonds may be issued in series, that all Bonds of any one Series shall be identical, except as in said Article One otherwise provided, that the Bonds of each Series may differ as to terms and provisions thereof as in said Article One permitted, and that the maximum principal amount of the Bonds issuable of any Series may or may not be limited as the board of directors of the Company shall determine; and

         WHEREAS, Ispat Inland ULC, a Nova Scotia unlimited liability company and affiliate of the Company (hereinafter sometimes called the "Issuer") proposes to issue and sell $150,000,000 aggregate principal amount of its Senior Secured Floating Rate Notes due 2010 (hereinafter sometimes called the "Floating Rate Notes") and $650,000,000 aggregate principal amount of its 9-3/4% Senior Secured Notes due 2014 (hereinafter sometimes called the "Fixed Rate Notes" which, together with the Floating Rate Notes and any Additional Notes (as hereinafter defined), are hereinafter sometimes collectively called the "Senior Secured Notes") under an Indenture dated as of March 25, 2004 (hereinafter, as it may be amended, modified or supplemented from time to time, sometimes called the "Senior Secured Note Indenture") among the Issuer, the Company, Ispat Inland, L.P., the other guarantors named therein and LaSalle Bank National Association, as trustee (hereinafter sometimes called the "Senior Secured Note Trustee"); and

         WHEREAS, the Company desires, for its corporate purposes, to create and issue under and in accordance with the provisions of the First Mortgage, (i) $150,000,000 aggregate principal amount of Bonds to be known as its "First Mortgage Bonds Series Y" (hereinafter sometimes called "Series Y Bonds" or "Bonds of Series Y"), and (ii) $650,000,000 aggregate principal amount of Bonds to be known as its "First Mortgage Bonds Series Z" (hereinafter sometimes called "Series Z Bonds" or "Bonds of Series Z", which, together with the Series Y Bonds, are hereinafter sometimes collectively called the "Series Bonds"); and

         WHEREAS, the Company proposes to issue the Series Bonds to Ispat Inland Finance, LLC, a Delaware limited liability company and affiliate of the Company (hereinafter sometimes called "Finco"), which will pledge the Series Bonds to the Senior Secured Note Trustee as collateral security for Finco's guarantee of the Senior Secured Notes pursuant to a Pledge Agreement dated as of March 25, 2004 (hereinafter, as it may be amended, modified or supplemented from time to time, sometimes called the "Pledge Agreement") among Finco, the Issuer, certain other guarantors of the Senior Secured Notes and the Senior Secured Note Trustee; and

         WHEREAS, the Company desires, for its corporate purposes, to authorize the creation and subsequent issuance under and in accordance with the provisions of the First Mortgage of up to an aggregate principal amount of $100,000,000 additional Series Bonds consisting of additional Series Y Bonds (hereinafter sometimes called "Additional Series Y Bonds") and/or additional Series Z Bonds (hereinafter sometimes called "Additional Series Z Bonds," which together with the additional Series Y Bonds, are hereinafter sometimes called "Additional Series Bonds"); and

         WHEREAS, the Company and the Trustees desire to provide for the modification of certain provisions of the First Mortgage with respect to the rights of the holders of the Series Bonds thereunder; and

         WHEREAS, the form, terms and provisions of this Indenture and the execution thereof by the Company have been duly authorized; and

         WHEREAS, the Series Y Bonds and the certificate of authentication of the Corporate Trustee to be endorsed upon all Series Y Bonds are to be substantially in the following form, with appropriate omissions, insertions and variations as in the First Mortgage and in this Indenture provided or permitted:

         EXCEPT AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE SENIOR SECURED NOTE INDENTURE REFERRED TO BELOW), THIS BOND IS NOT TRANSFERABLE TO ANY PERSON OTHER THAN THE TRUSTEE UNDER THE INDENTURE DATED AS OF MARCH 25, 2004 AMONG ISPAT INLAND ULC (THE "ISSUER"), THE COMPANY, ISPAT INLAND, L.P., THE OTHER GUARANTORS NAMED THEREIN, AND LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE (TOGETHER WITH ANY SUCCESSORS UNDER SUCH INDENTURE, THE "TRUSTEE") (SUCH INDENTURE, AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "SENIOR SECURED NOTE INDENTURE").

                                ISPAT INLAND INC.

No. R-__                                                    $___________________

                          FIRST MORTGAGE BOND, SERIES Y
                                Due April 1, 2010

         ISPAT INLAND INC., a Delaware corporation formerly known as "Inland Steel Company" (herein, together with its successors and assigns, the "Company"), for value received, promises to pay to _____________________________ or registered assigns the principal sum of ________________________ Million Dollars ($___,000,000) in whole or in part on such date or dates as the Issuer has any obligation to purchase or repay a like principal amount of the Floating Rate Notes (as defined in the Senior Secured Note Indenture) issued on the date hereof under the Senior Secured Note Indenture (together with premium in an amount equal to the amount of premium payable on the Floating Rate Notes on such date or dates), but not later than April 1, 2010, and to pay interest on the unpaid principal amount hereof to the registered owner hereof or its designees at said place or places at such rate or rates per annum on each interest payment date (as hereinafter defined) as shall cause the amount of interest payable on such interest payment date on this Series Y Bond to equal (i) the amount of interest, fees, charges and expenses payable on such interest payment date with respect to the Floating Rate Notes issued on the date hereof under the Senior Secured Note Indenture plus (ii) additional interest on the Floating Rate Notes under the Senior Secured Note Indenture in the amount of 0.50% per annum (herein, "Additional Interest"); provided, however, that the Additional Interest payable under the foregoing clause (ii) shall not be payable from and after the occurrence of a "Permitted Finco Collapse Transaction" as defined in the Senior Secured Note Indenture. Such interest shall be payable on the same dates as interest with respect to the Floating Rate Notes is payable from time to time pursuant to the Senior Secured Note Indenture (each such date hereinafter called an "interest payment date"), until maturity of this Series Y Bond, or, if the Company shall default in the payment of principal due on this Series Y Bond, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage (as hereinafter defined). The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Floating Rate Notes under the Senior Secured Note Indenture, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Senior Secured Note Indenture. All payments of the principal of and interest on this bond will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or, at the option of the registered holder hereof, at the office or agency of the Company in the City of Chicago, State of Illinois, in such coin or currency of the United States of America as at the time of payment in legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Bond register.

         This bond is one of the Bonds of Series Y of an issue of registered bonds of the Company, known as its First Mortgage Bonds and herein termed the "Bonds", all issued and to be issued under, and equally secured by, an indenture of mortgage and deed of trust, dated April 1, 1928, made by the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (The Bank of New York and Louis P. Young, Successor Trustees), herein sometimes termed the "First Mortgage". The term "First Mortgage" wherever used herein shall, unless the context shall otherwise require, be deemed to include the First Mortgage as amended and all indentures supplemental to the First Mortgage, including the Thirty-Eighth Supplemental Indenture dated as of March 25, 2004 (herein called the "Thirty-Eighth Supplemental Indenture"). The Fourth Supplemental Indenture dated December 16, 1935, the Fifth

Supplemental Indenture dated January 15, 1936, the Eighth Supplemental Indenture dated as of January 15, 1937, the Ninth Supplemental Indenture dated as of March 1, 1940, the Tenth Supplemental Indenture dated as of March 15, 1940, the Twelfth Supplemental Indenture dated as of November 1, 1946, the Fifteenth Supplemental Indenture dated as of March 1, 1952, the Sixteenth Supplemental Indenture dated as of July 1, 1956, the Seventeenth Supplemental Indenture dated as of July 1, 1957, the Eighteenth Supplemental Indenture dated as of January 15, 1959, the Nineteenth Supplemental Indenture dated as of December 1, 1967, the Twenty-First Supplemental Indenture dated as of July 15, 1970, the Twenty-Second Supplemental Indenture dated as of April 15, 1974, the Thirty-Fourth Supplemental Indenture, dated as of August 1, 1995, and the Thirty-Fifth Supplemental Indenture, dated as of July 29, 1996, made by the Company to the Trustees under the First Mortgage, provide, among other things, for certain amendments of the First Mortgage or indentures supplemental thereto. The Twenty-Fourth Supplemental Indenture dated as of January 15, 1977, the Restated Twenty-Fifth Supplemental Indenture dated as of February 1, 1977, the Twenty-Sixth Supplemental Indenture dated as of May 15, 1978, the Twenty-Seventh Supplemental Indenture dated as of June 1, 1980, the Twenty-Eighth Supplemental Indenture dated as of October 15, 1980, the Twenty-Ninth Supplemental Indenture dated as of December 1, 1982, the Thirty-First Supplemental Indenture, made by the Company to the Trustees under the First Mortgage, dated as of December 1, 1991, the Thirty-Second Supplemental Indenture, dated as of June 1, 1993, and the Thirty-Third Supplemental Indenture, dated as of June 1, 1995, provide, among other things, for the future modification of certain provisions of the First Mortgage without any further vote or consent on the part of the holders of the respective Series of Bonds, including this Series Y Bond, created by such supplemental indentures. For a description of the properties mortgaged and pledged, the nature and extent of the security, and the terms and conditions upon which the Bonds are secured, reference is made to the First Mortgage. The aggregate principal amount of the Bonds which may be issued under the First Mortgage is not limited, but the aggregate principal amount of Bonds of Series Y, when taken together with the aggregate principal amount of the Series Z Bonds, is limited to $900,000,000, the issuance of which bonds is provided for in the Thirty-Eighth Supplemental Indenture.

         In case an event of default as defined in the First Mortgage shall occur, the principal of the Bonds (including the Series Y Bond) may become or be declared due and payable, in the manner and with the effect provided in the First Mortgage.

         Series Y Bonds are issuable only in fully registered form without coupons in the denominations of $1,000 and any integral multiples thereof.

         No recourse shall be had for the payment of the principal of or interest or other amounts on this Series Y Bond or any part hereof or for any claim based hereon or otherwise in respect hereof or of the indebtedness represented hereby or of the First Mortgage, against the Trustees or any subscriber, incorporator, stockholder, officer or director, as such, past, present or future, of the Trustees or Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any statute or constitutional provision or by the enforcement of any assessment or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released and being likewise waived and released by the terms of the First Mortgage.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Senior Secured Note Indenture), this Series Y Bond is nontransferable except to effect transfer to the Senior Secured Note Trustee under the Senior Secured Note Indenture, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series Y Bond, and upon any such transfer or exchange one or more new registered Series Y Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in the First Mortgage. A service charge will not be made for any transfer or exchange of Series Y Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         The person in whose name this bond is registered shall be deemed and be regarded as the owner hereof for all purposes.

         This bond shall not be entitled to any benefit under the First Mortgage, and shall not become valid or obligatory for any purpose, until it shall have been authenticated by the execution by the Corporate Trustee under the First Mortgage of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Ispat Inland Inc. has caused this Series Y Bond to be signed by its President or one of its Vice-Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

Dated: as of ___________, 20___

                                         ISPAT INLAND INC.
Attested:

                                         By____________________________________
                                            Title:
By_____________________________
   Title:

         This bond is one of the bonds described in the within-mentioned First Mortgage.

Dated: ______________, 20___

                              THE BANK OF NEW YORK,
                                Corporate Trustee

                              By___________________

                           (End of Series Y Bond Form)

         WHEREAS, the Series Z Bonds and the certificate of authentication of the Corporate Trustee to be endorsed upon all Series Z Bonds are to be substantially in the following form, with appropriate omissions, insertions and variations as in the First Mortgage and in this Indenture provided or permitted:

         EXCEPT AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE SENIOR SECURED NOTE INDENTURE REFERRED TO BELOW), THIS BOND IS NOT TRANSFERABLE TO ANY PERSON OTHER THAN A SUCCESSOR TRUSTEE UNDER THE INDENTURE DATED AS OF MARCH 25, 2004, AMONG ISPAT INLAND ULC (THE "ISSUER"), THE COMPANY, ISPAT INLAND, L.P., THE OTHER GUARANTORS NAMED THEREIN, AND LASALLE BANK NATIONAL ASSOCIATION, AS TRUSTEE (TOGETHER WITH ANY SUCCESSORS UNDER SUCH INDENTURE, THE "SENIOR SECURED NOTE TRUSTEE") (SUCH INDENTURE, AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "SENIOR SECURED NOTE INDENTURE").

                                ISPAT INLAND INC.

No. R-__                                                     $__________________

                          FIRST MORTGAGE BOND, SERIES Z
                                Due April 1, 2014

         ISPAT INLAND INC., a Delaware corporation formerly known as "Inland Steel Company" (hereinafter called the "Company"), for value received, hereby promises to pay to _____________________________________ or registered assigns, the principal sum of _____________________ Million Dollars ($___,000,000) in
whole or in part on such date or dates as the Issuer has any obligation to purchase or repay a like principal amount of the Fixed Rate Notes (as defined in the Senior Secured Note Indenture) issued on the date hereof under the Senior Secured Note Indenture (together with premium in an amount equal to the amount of premium payable on the Fixed Rate Notes on such date or dates), but not later than April 1, 2014, and to pay interest on the unpaid principal amount hereof to the registered owner hereof or its designees at said place or places at such rate or rates per annum on each interest payment date (as hereinafter defined) as shall cause the amount of interest payable on such interest payment date on this Series Z Bond to equal (i) the amount of interest, fees, charges and expenses payable on such interest payment date with respect to the Fixed Rate Notes issued on the date hereof under the Senior Secured Note Indenture plus
(ii) additional interest on the Fixed Rate Notes under the Senior Secured Note Indenture in the amount of 0.50% per annum (herein, "Additional Interest"); provided, however, that the Additional Interest payable under the foregoing clause (ii) shall not be payable from and after the occurrence of a "Permitted Finco Collapse Transaction" (as defined in the Senior Secured Note Indenture). Such interest shall be payable on the same dates as interest with respect to the Fixed Rate Notes is payable from time to time pursuant to the Senior Secured
Note Indenture (each such date hereinafter called an "interest payment date"), until maturity of this Series Z Bond, or, if the Company shall default in the payment of principal due on this Series Z Bond, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage (as hereinafter defined). The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Fixed Rate Notes under the Senior Secured Note Indenture, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Senior Secured Note Indenture. Payments of the principal of and interest on this bond will be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or, at the option of the registered holder hereof, at the office or agency of the Company in the City of Chicago, State of Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Bond register.

         This bond is one of the Bonds of Series Z of an issue of registered bonds of the Company, known as its First Mortgage Bonds and herein termed the "Bonds," all issued and to be issued under, and equally secured by, an indenture of mortgage and deed of trust, dated April 1, 1928, made by the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (The First National Bank of Chicago and John G. Finley, Successor Trustees), herein sometimes termed the "First Mortgage." The term "First Mortgage" wherever used herein shall, unless the context shall otherwise require, be deemed to include the First Mortgage as amended and all indentures supplemental to the First Mortgage, including the Thirty-Eighth Supplemental Indenture dated as of March 25, 2004 (hereinafter called the "Thirty-Eighth Supplemental Indenture"). The Fourth Supplemental Indenture dated December 16, 1935, the Fifth Supplemental Indenture dated January 15, 1936, the Eighth Supplemental Indenture dated as of January 15, 1937, the Ninth Supplemental Indenture dated as of March 1, 1940, the Tenth Supplemental Indenture dated as of March 15, 1940, the Twelfth Supplemental Indenture dated as of November 1, 1946, the Fifteenth Supplemental Indenture dated as of March 1, 1952, the Sixteenth Supplemental Indenture dated as of July 1, 1956, the Seventeenth Supplemental Indenture dated as of July 1, 1957, the Eighteenth Supplemental Indenture dated as of January 15, 1959, the Nineteenth Supplemental Indenture dated as of December 1, 1967, the Twenty-First Supplemental Indenture dated as of July 15, 1970, and the Twenty-Second Supplemental Indenture dated as of April 15, 1974, made by the Company to the Trustees under the First Mortgage, provide, among other things, for certain amendments of the First Mortgage or indentures supplemental thereto. The Twenty-Fourth Supplemental Indenture dated as of January 15, 1977, the Restated Twenty-Fifth Supplemental Indenture dated as of February 1, 1977, the Twenty-Sixth Supplemental Indenture dated as of May 15, 1978, the Twenty-Seventh Supplemental Indenture dated as of June 1, 1980, the Twenty-Eighth Supplemental Indenture dated as of October 15, 1980, the Twenty-Ninth Supplemental Indenture dated as of December 1, 1982, and the Thirty-First Supplemental Indenture, made by the Company to the Trustees under the First Mortgage, provide, among other things, for the future modification of certain provisions of the First Mortgage without any further vote or consent on the part of the holders of the respective Series of Bonds, including this bond, created by such supplemental indentures. For a description of the properties mortgaged and pledged, the nature and extent of the security, and the terms and conditions upon which the Bonds are secured, reference is made to the First Mortgage. The aggregate principal amount of the Bonds which may be issued under the First Mortgage is not limited, but the aggregate principal amount of the Bonds of Series Z, when taken together with the aggregate principal amount of the Series Y Bonds, is limited to $900,000,000, the issuance of which bonds is provided for in the Thirty-Eighth Supplemental Indenture.

         In case an event of default as defined in the First Mortgage shall occur, the principal of the Bonds may become or be declared due and payable, in the manner and with the effect provided in the First Mortgage.

         Bonds of Series Z are issuable only in fully registered form in denominations of $1,000 and multiples thereof.

         No recourse shall be had for the payment of the principal of or interest on this bond or any part hereof or for any claim based hereon or otherwise in respect hereof or of the indebtedness represented hereby or of the First Mortgage, against any subscriber, incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any statute or constitutional provision or by the enforcement of any assessment or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released and being likewise waived and released by the terms of the First Mortgage.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Senior Secured Note Indenture), this Series Z Bond is nontransferable except to effect transfer to the Trustee under the Indenture, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series Z Bond, and upon any such transfer or exchange one or more new registered Series Z Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in the First Mortgage. A service charge will not be made for nay transfer or exchange of Series Z Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         The person in whose name this bond is registered shall be deemed and be regarded as the owner hereof for all purposes.

         This bond shall not be entitled to any benefit under the First Mortgage and shall not become valid or obligatory for any purpose, until it shall have been authenticated by the execution by the Corporate Trustee under the First Mortgage of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Ispat Inland Inc. has caused this bond to be signed in its name by its President or one of its Vice Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

Dated: ___________, 20___

                                             ISPAT INLAND INC.

Attested:

By____________________________________       By_________________________________
     Assistant Secretary                         President

           (Form of corporate Trustee's certificate of Authentication)
This bond is one of the bonds described in the within-mentioned First Mortgage.

                              THE BANK OF NEW YORK,
                                Corporate Trustee

                            By______________________
                               Authorized Officer

                           (End of Series Z Bond Form)

         WHEREAS, all acts and things prescribed by law and by the certificate of incorporation and by-laws of the Company and by the First Mortgage have been duly complied with and the Company has executed this Indenture in the exercise of the legal rights and powers vested in it, and all things necessary to make this Indenture the valid and binding obligation of the Company and a valid and binding agreement supplemental to the First Mortgage, and all things necessary to make the Series Bonds, when authenticated by the Corporate Trustee and delivered, the valid and binding obligation of the Company, have been done and performed;

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That, in order to secure the payment of all the Bonds at any time issued and outstanding under the First Mortgage, regardless of the date of issue thereof, according to their tenor, purport and effect, as well as the interest and premium, if any, thereon and the principal thereof, and to secure the performance and observance of all the covenants and conditions in the First Mortgage and said Bonds contained, and in consideration of the premises and of the acceptance or purchase of the Series Y Bonds, the Series Z Bonds and any Additional Series Bonds (as hereinafter defined) by the holders thereof, and the sum of $100.00 lawful money of the United States of America to the Company duly paid by the Trustees at or before the sealing and delivery of this Indenture (the receipt whereof is hereby acknowledged), the Company has executed and delivered this Indenture, and hereby creates the Bonds of Series Y and Bonds of Series Z and hereby agrees with the Trustees as hereinafter provided:

                                   ARTICLE ONE

            AMOUNT, FORM, ISSUE, REGISTRATION AND EXCHANGE, AND OTHER
                         PROVISIONS OF BONDS OF SERIES Y

         SECTION 1. The Series Y Bonds shall be known as the "First Mortgage Bonds, Series Y" of the Company, and shall be limited to the principal amount of the sum of $150,000,000, plus the aggregate principal amount of any Additional Series Y Bonds (as hereinafter defined). Series Y Bonds (shall be issued as registered Bonds without coupons in the denominations of $1,000 and any integral multiples thereof. The principal of the Series Y Bonds shall be payable in whole or installments on such date or dates as the Issuer has any obligation to purchase or repay a like aggregate principal amount of the Floating Rate Notes (issued on the date such Series Y Bonds were issued) under the Senior Secured
Note Indenture, but not later than April 1, 2010 (together with premium in an amount equal to the amount of premium payable on such Floating Rate Notes on such date or dates). The Series Y Bonds shall bear (i) interest at a rate per annum on each date as interest or fees are payable from time to time with respect to the Floating Rate Notes pursuant to the Senior Secured Note Indenture as shall cause the amount of interest payable on such date on the Series Y Bonds to equal the amount of interest, fees, charges and expenses payable with respect to the Floating Rate Notes (issued on the date such Series Y Bonds were issued) on such date under the Senior Secured Note Indenture, plus (ii) additional interest on the Floating Rate Notes under the Senior Secured Note Indenture in the amount of -1/2 of 1% per annum ("Additional Interest") until maturity of the Series Y Bonds, or, if the Company shall default in the payment of principal due on the Series Y Bonds, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharges as provided in the First Mortgage; provided, however, that the Additional Interest payable under the foregoing clause (ii) shall not be payable from and after the occurrence of a "Permitted Finco Collapse Transaction" (as defined in the Senior Secured Note Indenture). The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Floating Rate Notes under the Senior Secured Note Indenture, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Senior Secured Note Indenture. Bonds of Series Y shall be payable as to principal and interest in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York or, at the option of the registered holder, at the office or agency of the Company in the City of Chicago, State of Illinois. In addition, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto at such address as shall appear in the Bond register.

         Bonds of Series Y shall be substantially of the tenor and purport above recited, with appropriate additions, insertions, omissions, substitutions and variations as herein and in Article One of the First Mortgage provided or permitted. Bonds of Series Y shall be transferable and exchangeable in the manner, upon the terms and conditions, and with the effect, herein and in Article One of the First Mortgage provided or permitted.

         The Series Y Bonds shall be dated the date of authentication.

         A service charge will not be made for any registration of transfer or exchange of Series Y Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         Section 2. After $150,000,000 aggregate principal amount of Bonds of Series Y and the amount of Additional Series Y Bonds permitted to be issued under Article Three shall have been authenticated and delivered, no additional Bonds of Series Y shall be issued, except upon transfers, combinations or split-ups of Bonds of Series Y or in lieu of Bonds of Series Y mutilated, destroyed, lost or stolen.

         Section 3. The Company shall act as paying agent for the Series Y Bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and at the office or agency of the Company, in the City of Chicago, State of Illinois.

                                   ARTICLE TWO

                 AMOUNT, FORM, ISSUE, REGISTRATION AND EXCHANGE,
                    AND OTHER PROVISIONS OF BONDS OF SERIES Z

         SECTION 1. The Series Z Bonds shall be known as the "First Mortgage Bonds, Series Z," of the Company, and shall be limited to the principal amount of $650,000,000 plus the aggregate principal amount of any Additional Series Z Bonds. Series Z Bonds shall be issued as registered Bonds without coupons in the denominations of $1,000 and any integral multiples thereof. The principal of the Series Z Bonds shall be payable in whole or installments on such date or dates as the Issuer has any obligation to purchase or repay a like aggregate principal amount of premium payable on such Fixed Rate Notes on such date or dates with respect to the Fixed Rate Notes (issued on the date such Series Z Bonds were issued) under the Senior Secured Note Indenture, but not later than April 1, 2014 (together with premium in an amount equal to the amount of premium payable on such Fixed Rate Notes on such date or dates). The Series Z Bonds shall bear
(i) interest at a rate per annum on each date as interest or fees are payable from time to time with respect to the Fixed Rate Notes pursuant to the Senior Secured Note Indenture as shall cause the amount of interest payable on such date on the Series Z Bonds to equal the amount of interest, fees, charges and expenses payable with respect to the Fixed Rate Notes on such date under the Senior Secured Note Indenture, plus (ii) additional interest on the Fixed Rate Notes under the Indenture in the amount of 0.50% per annum (hereinafter sometimes called "Additional Interest") until maturity of the Series Z Bonds, or, if the Company shall default in the payment of principal due on the Series Z Bonds, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharges as provided in the First Mortgage; provided, however, that the Additional Interest payable under the foregoing clause (ii) shall not be payable from and after the occurrence of a "Permitted Finco Collapse Transaction" (as defined in the Senior Secured Note Indenture). The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Fixed Rate Notes issued on any date under the Senior Secured Note Indenture, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Senior Secured Note Indenture. Bonds of Series Z shall be payable as to principal and interest in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, at the office or agency of the Company in the

Borough of Manhattan, The City of New York, State of New York or, at the option of the registered holder, at the office or agency of the Company in the City of Chicago, State of Illinois. In addition, at the option of the Company, payment of interest may be made by check mailed to the address of the person entitled thereto at such address as shall appear in the Bond register.

         Bonds of Series Z shall be substantially of the tenor and purport above recited, with appropriate additions, insertions, omissions, substitutions and variations as herein and in Article One of the First Mortgage provided or permitted. Bonds of Series Z shall be transferable and exchangeable in the manner, upon the terms and conditions, and with the effect, herein and in Article One of the First Mortgage provided or permitted.

         The Series Z Bonds shall be dated the date of authentication.

         A service charge will not be made for any registration of transfer or exchange of Series Z Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         SECTION 2. After $650,000,000 aggregate principal amount of Bonds of Series Z and the amount of Additional Series Z Bonds permitted to be issued under Article Three have been authenticated and delivered, no additional Bonds of Series Z shall be issued, except upon transfers, combinations or split-ups of Bonds of Series Z or in lieu of Bonds of Series Z mutilated, destroyed, lost or stolen.

         SECTION 3. The Company shall act as paying agent for the Series Z Bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and at the office or agency of the Company, in the City of Chicago, State of Illinois.

                                  ARTICLE THREE

                            ADDITIONAL SERIES BONDS

         SECTION 1. The Company shall be entitled to issue Additional Series Bonds under this Indenture up to an aggregate principal amount of $100,000,000, which shall have substantially identical terms as the original Series Bonds of the applicable series, other than with respect to the date of issuance, issue price, amount of interest payable on the first payment date applicable thereto, which Additional Series Bonds shall be issued to the Issuer, Finco or another guarantor of the Senior Secured Notes for pledge to the Senior Secured Note Trustee under the Pledge Agreement; provided that the Issuer has concurrently issued a like aggregate principal amount of Senior Secured Notes of the corresponding series under the Senior Secured Note Indenture.

         SECTION 2. With respect to any Additional Series Bonds, the Company shall set forth in a resolution of its Board of Directors (or a duly appointed committee thereof) and in an Officers' Certificate, a copy of each of which shall be delivered to the Corporate Trustee, the following information:

                  (i) the aggregate principal amount of First Mortgage Bonds of each series (i.e., Series Y or Series Z) outstanding immediately prior to the issuance of such Additional Series Bonds;

                  (ii) the aggregate principal amount of such Additional Series Bonds of each series to be authenticated and delivered pursuant to this Indenture; and

                  (iii) the issue price and the issue date of each series of such Additional Series Bonds and the amount of interest payable on the first payment date applicable thereto.

                                  ARTICLE FOUR

                       MODIFICATION OF CERTAIN PROVISIONS
                              OF THE FIRST MORTGAGE

         Anything in the First Mortgage to the contrary notwithstanding, neither the Series Y Bonds nor the Series Z Bonds shall be entitled to the benefit of, nor shall the holders of the Series Y or Series Z Bonds have any rights with respect to, (i) the provisions in Group Four of the Granting Clause of the First Mortgage which provide, upon the occurrence of certain events, that the First Mortgage covers certain personal property of the Company (including, without limitation, tools, rolling stock, ships, vessels, boats, motor or other vehicles, raw materials, supplies, store-room contents, work in process, manufactured products, and other personal property, cash, notes, bills and accounts receivable and other choses in action), or (ii) the provisions of Article Six, Section 4, of the First Mortgage insofar as the term "physical property" is used therein could be interpreted to include inventory (i.e., goods which are held by the Company for sale or lease or to be furnished under contracts of service, or raw materials, work in process or materials used or consumed in the business of the Company), spare parts or mobile equipment of the Company.

                                  ARTICLE FIVE

                          CERTAIN DIRECTION BY HOLDERS
                                 OF SERIES BONDS

         SECTION 1. Each Holder of Series Bonds from time to time by its acceptance of such Series Bond irrevocably directs the Trustees pursuant to Article Eight, Section 5, of the First Mortgage to permit, if an event of default shall have occurred and be continuing under the First Mortgage or a "Collateral Enforcement Action" has occurred under the Intercreditor Agreement (as hereinafter defined), the Working Capital Agent (as hereinafter defined), or any of its agents or designees, to occupy and use during the Liquidation Period (as hereinafter defined) any and all property, plant or equipment of the Company (other than the continuous caster equipment mortgaged to PBGC prior to the date hereof) located at the Indiana Harbor Works facility of the Company in East Chicago, Indiana (and any other property, plant or equipment of the Company which is subject to the First Mortgage), and during the Liquidation Period to take possession of, package, ship, sell, liquidate, process or otherwise dispose of the Collateral (as such term is defined in the Intercreditor Agreement) at such location in any manner necessary or desirable for the Working Capital Agent to realize the full value of such Collateral in connection with the sale or other disposition thereof, all on terms and subject to the conditions set forth in the Intercreditor Agreement.

         SECTION 2. This Article Five is for the express benefit of the Working Capital Agent and the other Lenders (as hereinafter defined), each of whom should be considered a third party beneficiary of this Article Five, including, without limitation, through injunction as if a party hereto and the provisions of this Article Five shall not be amended, waived or otherwise modified or affected without the express written consent of the Working Capital Agent. This Article Five shall continue in full force and effect until all obligations, liabilities and indebtedness of any kind now or hereafter due under or with respect to the Series X Bonds have been fully paid, performed and satisfied.

         SECTION 3. The Trustees expressly reserve their rights to be reasonably indemnified or secured by the Company against any expense or liability in which the action requested by this Article Five may, in their opinion, be likely to involve them.

         SECTION 4. Each Holder of the Series Bonds agrees to execute any letter of direction to the Trustees necessary to allow the Working Capital Agent to exercise its rights under this Article Five and the Intercreditor Agreement.

         SECTION 5. For purposes of this Article 5, the following terms shall have the meanings indicated:

                  "Intercreditor Agreement" shall mean the Intercreditor and Lien Subordination Agreement dated as of March 25, 2004 among the Company, certain subsidiaries of the Company, the Working Capital Agent and the Senior Secured Note Trustee, as the same may be amended, supplemented, restated or otherwise modified from time to time (including any such amendment, supplement, restatement or other modification to add any other Lender or Working Capital Agent to such Intercreditor Agreement).

                  "Lenders" shall mean General Electric Capital Corporation and the other lenders named on the signature pages of the Working Capital Credit Agreement, and, if any such Lender shall decide to assign all or any portion of the obligations under the Working Capital Credit Agreement, such term shall include any assignee of such Lender; and "Lender" shall also include the lender or lenders under any other subsequent credit agreement or agreements entered into by the Company which is secured by collateral similar to the collateral granted under such aforedescribed Working Capital Agreement.

                  "Liquidation Period" shall have the meaning given thereto in the Intercreditor Agreement.

                  "Working Capital Agent" shall mean General Electric Capital Corporation, as agent for the Lenders under the Working Capital Credit Agreement, or its successor appointed pursuant to Section 9.17 of the Working Capital Credit Agreement; and "Working Capital Agent" shall also include the agent under any other subsequent credit agreement or agreements entered into by the Company which is secured by collateral similar to the collateral granted under such aforedescribed Working Capital Agreement.

                  "Working Capital Credit Agreement" shall mean the Credit Agreement dated as of April 30, 2003, as amended July 9, 2003 and March 25, 2004 among the Company, certain subsidiaries of the Company which may become party thereto, General Electric Capital

Corporation, as a Lender and as Working Capital Agent for the Lenders and the other Lenders signatory thereto from time to time, as the same may be amended, supplemented, restated or otherwise modified from time to time; and "Working Capital Agreement" shall also include any other subsequent credit agreement or agreements entered into by the Company which is secured by collateral similar to the collateral granted under such aforedescribed Working Capital Agreement.

                                   ARTICLE SIX

                                  THE TRUSTEES

         SECTION 1. The Trustees hereby accept and enter into this Indenture and the trusts hereby created.

         SECTION 2. The Trustees shall be entitled, in connection with this Indenture, to all of the exemptions and immunities granted to them, or either of them, by the terms of the First Mortgage.

                                  ARTICLE SEVEN

                 EFFECT OF THIS INDENTURE ON THE FIRST MORTGAGE

         The provisions of this Indenture shall become effective immediately upon the execution and delivery of this Indenture and the First Mortgage shall thereupon be deemed to be amended as set forth in this Indenture, as fully and with the same effect as if the respective provisions of the First Mortgage, as amended by this Indenture, had been set forth in said First Mortgage Indenture, dated April 1, 1928, as originally executed; provided, however, that, at any time prior to the issuance of any of the Series Bonds provided for in and by this Indenture, the Company, when authorized by resolution of its board of directors, may, and the Trustees in such event, upon written request of the President or any Vice President or the Treasurer of the Company, shall, enter into an indenture supplemental to the First Mortgage, in form satisfactory to the Corporate Trustee, and which thereafter shall form a part of the First Mortgage, for the purpose of canceling this Indenture, and upon and after the execution and delivery of such indenture supplemental to the First Mortgage, this Indenture and all of the terms and provisions of this Indenture shall be of no force or effect whatsoever. Anything contained in this Indenture to the contrary notwithstanding, however, no amendment of the First Mortgage made by this Indenture shall affect, or so operate as to render invalid and improper, any action heretofore taken under the First Mortgage.

                                  ARTICLE EIGHT

                                  MISCELLANEOUS

         SECTION 1. For so long as any Series Bonds are outstanding, no amendment requiring the consent of holders of Bonds may be made under the First Mortgage unless the holders of a majority of the outstanding Senior Secured Notes have consented to such amendment.

         SECTION 2. The First Mortgage, to the extent that it conveys or otherwise deals with items of property which are or may become fixtures under the Uniform Commercial Code, constitutes a financing statement filed and indexed as a "fixture filing", within the meaning of the Uniform Commercial Code, in the real estate records of the Recorder of the county in which such mortgaged premises is located with respect to any and all fixtures and with respect to any personal property that may now or hereafter become such fixtures. For purposes of the foregoing, the Company is the debtor (with its address set forth below) and the Corporate Trustee is the secured party (with its address as set forth below). The Company is record owner of the mortgaged premises. The debtor's organizational identification number is 0060028.

         Address of debtor:            Ispat Inland Inc.
                                       3210 Watling Street
                                       East Chicago, Indiana 46312

         Address of secured party:     The Bank of New York
                                       101 Barclay Street
                                       New York, New York 10286

         SECTION 3. Except as specifically amended or supplemented by this Indenture, all of the provisions of the First Mortgage shall remain and continue in full force and effect and unaffected by the execution of this Indenture.

         SECTION 4. This Indenture shall be construed in connection with, and as a part of, the First Mortgage, and the covenants hereof shall be deemed, as to the subject matter of such covenants, covenants of the First Mortgage.

         SECTION 5. This Indenture may be executed in two or more counterparts, each of which shall be and shall be taken to be an original, and all collectively but one instrument.

         IN WITNESS WHEREOF, said Ispat Inland Inc., the party of the first part, has caused this Indenture to be signed in its corporate name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and said The Bank of New York, one of the parties of the second part, has caused this Indenture to be signed in its corporate name by one of its authorized officers and its corporate seal to be hereunto affixed and attested by one of its Trust Officers, and said Louis P. Young, the other of the parties of the second part, has hereunto set his hand and seal, all as of the day and year first above written.

                                            ISPAT INLAND INC.

                                            By: /s/ Louis L. Schorsch
                                                Name: Louis L. Schorsch
                                                Title: President and CEO

ATTEST:

By: /s/ Marc R. Jeske
Name: Marc R. Jeske
Title: Secretary

Signed, sealed and delivered by
Ispat Inland Inc. in the
presence of:

/s/ Estele R. Martinez

/s/ Edward C. McCarthy

                                            THE BANK OF NEW YORK

                                            By /s/ Louis P. Young
                                            Name: Louis P. Young
                                            Title: Vice President

ATTEST:

/s/ Cynthia Chaney
Vice President

Signed, sealed and delivered by
The Bank of New York in the
presence of:

/s/ Sherry Thons

/s/ signed

                                            /s/ Louis P. Young
                                            Louis P. Young

Signed and delivered by
Louis P. Young in the presence of:

/s/ Sherry Thons

/s/ signed

STATE OF INDIANA  )
                  ) SS.
COUNTY OF LAKE    )

         I, Pamela M. Golon, a Notary Public in and for the county and State aforesaid, DO HEREBY CERTIFY that on this 24th day of March, 2004, before me personally came and appeared in person, Louis L. Schorsch and Marc R .Jeske, Secretary, respectively, of Ispat Inland Inc., one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said Louis L. Schorsch resides in Evanston, in the State of Illinois, and that he is the President and CEO of said Ispat Inland Inc., one of the corporations described in and which executed the foregoing indenture; that said Marc R. Jeske resides in Valparaiso, in the State of Indiana, and that he is Secretary of said Ispat Inland Inc., one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its board of directors; that said seal was so affixed by authority of the board of directors of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said Ispat Inland Inc., and of themselves as such officers thereof, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this 24th day of March, A.D.
2004.

                                            /s/ Pamela M. Golon,
                                            a resident of Lake County, Indiana
                                            Notary Public

My commission expires March 25, 2010

STATE OF NEW YORK  )
                   ) SS.
COUNTY OF NEW YORK )

         I, William Cassels, Notary Public in and for the county and State aforesaid, DO HEREBY CERTIFY that on this 24th day of March, 2004, before me personally came and appeared in person, Louis P. Young, a Vice President and Cynthia Chaney, a Vice President, respectively, of The Bank of New York, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a Vice President and a Vice President, respectively, of said The Bank of New York, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said: That said Louis P. Young resides in Plainview in the State of New York, and that (s)he is a Vice President of said The Bank of New York, one of the corporations described in and which executed the foregoing indenture; that said Cynthia Chaney resides in Brooklyn, in the State of New York, and that (s)he is a Vice President of said The Bank of New York, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its By-Laws; that said seal was so affixed by authority of the By-Laws of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said The Bank of New York, and of themselves as such officers thereof, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this 24th day of March, A.D.
2004.

                                            /s/ William J. Cassels,
                                            a resident of Bronx County, New York
                                            Notary Public

My commission expires May 18, 2006

STATE OF NEW YORK   )
                    ) SS.
COUNTY OF NEW YORK  )

         I, William Cassels, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that on this 24th day of March, 2004 before me personally came and appeared in person Louis P. Young, to me personally known and personally known to me to be the person described in, and who executed, and the same person whose name is subscribed to, the within, annexed and foregoing indenture, and acknowledged the execution of, and that he signed, executed and delivered said indenture as his free and voluntary act and deed for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this 24th day of March, A.D.
2004.

                                            /s/ William J. Cassels,
                                            a resident of Bronx County, New York
                                            Notary Public

My commission expires May 18, 2006

This instrument was prepared by:
J. Trent Anderson
Mayer, Brown, Rowe & Maw LLP
190 South LaSalle Street
Chicago, Illinois  60603